                       FLEXIBLE PREMIUM DEFERRED VARIABLE
                                ANNUITY CONTRACT
                                    issued by

                         CITICORP LIFE INSURANCE COMPANY

                          SUPPLEMENT DATED MAY 1, 2006

This supplement updates certain information contained in your last prospectus dated May 2, 2005 and subsequent supplements for the flexible premium deferred variable annuity contract (the "Contract") offered by Citicorp Life Insurance Company ("We" or "the Company"). We no longer offer the Contract to new purchasers. We do continue to accept purchase payments from Contract owners. You should read and retain this supplement with your Contract.

The Contract has 20 investment choices: a Fixed Account and 19 Subaccounts, which are divisions of the Citicorp Life Variable Annuity Separate Account. You can put your money into the Fixed Account and/or any of these Subaccounts. Money directed to the Fixed Account earns a declared interest rate that is guaranteed by us. Money directed to any Subaccount is invested exclusively in a single Investment Portfolio. These Investment Portfolios are listed below. Investments in the Investment Portfolios are not guaranteed. You could lose money.


AIM VARIABLE INVESTMENT INSURANCE FUNDS -- SERIES I                        Western Asset Management Strategic Bond Opportunities
   AIM V.I. Capital Appreciation Fund+                                        Portfolio+
   AIM V.I. Core Equity Fund+                                           MFS(R) VARIABLE INSURANCE TRUST(SM)
   AIM V.I. Government Securities Fund                                     MFS(R) Emerging Growth Series
   AIM V.I. International Growth Fund                                      MFS(R) Research Bond Series
LEGG MASON PARTNERS VARIABLE PORTFOLIOS II+                                MFS(R) Research Series
   Legg Mason Partners Variable Appreciation Portfolio+                 VARIABLE INSURANCE PRODUCTS FUND -- INITIAL CLASS
LEGG MASON PARTNERS VARIABLE PORTFOLIOS III, INC. +                        VIP Contrafund(R) Portfolio
   Legg Mason Partners Variable Aggressive Growth Portfolio+               VIP Equity-Income Portfolio
LEGG MASON PARTNERS VARIABLE PORTFOLIOS V+                                 VIP Growth Portfolio
   Legg Mason Partners Variable Small Cap Growth Opportunities             VIP High Income Portfolio
      Portfolio+                                                           VIP Index 500 Portfolio
METROPOLITAN SERIES FUND, INC. -- CLASS A                                  VIP Overseas Portfolio
   BlackRock Money Market Portfolio+
   MFS Total Return Portfolio+

----------
+ This Investment Portfolio has been subject to a merger, substitution or name change. Please see "Additional Information Regarding Investment Portfolios" for more information.

                               INVESTMENT OPTIONS
--------------------------------------------------------------------------------

You choose the Investment Options to which you allocate your Purchase Payments. From time to time we may make new Investment Options available. These Investment Options are Subaccounts of the Separate Account. The Subaccounts invest in the Investment Portfolios. You are not investing directly in the Investment Portfolio. Each Investment Portfolio is a portfolio of an open-end management investment company that is registered with the SEC under the Investment Company Act of 1940. These Investment Portfolios are not publicly traded and are offered only through variable annuity contracts, variable life insurance policies, and in some instances, certain retirement plans. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, although the investment practices and fund names may be similar, and the portfolio managers may be identical. Accordingly, the performance of the retail mutual fund is likely to be different from that of the Investment Portfolio, and Contract Owners should not compare the two.

We select the Investment Portfolios offered through this Contract based on several criteria, including asset class coverage, the strength of the adviser's or sub-adviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Investment Portfolio's adviser or sub-adviser is one of our affiliates or whether the Investment Portfolio, its adviser, its sub-adviser(s), or an affiliate will compensate us or our affiliates for providing certain administrative, marketing and other support services that would otherwise be provided by the Investment Portfolio, the Investment Portfolio's investment adviser, or its distributor. In some cases, we have included Investment Portfolios based on recommendations made by broker-dealer firms. When we develop a variable product in cooperation with a fund family or distributor (e.g., a "private label" product), we will generally include Investment Portfolios based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

We review the Investment Portfolios periodically and may remove an Investment Portfolio of limit its availability to new Purchase Payments and/or transfers of Contract Value if we determine the Investment Portfolio no longer meets one or more of the selection criteria, and/or if the Investment Portfolio has not attracted significant allocations from owners. We do not provide investment advice and do not recommend or endorse any particular Investment Portfolio.

In certain circumstances, our ability to remove or replace an Investment Portfolio may be limited by the terms of a five-year agreement between MetLife, Inc. ("MetLife") and Legg Mason, Inc. ("Legg Mason") relating to the use of certain Investment Portfolios advised by Legg Mason affiliates. The agreement sets forth the conditions under which we can remove an Investment Portfolio, which, in some cases, may differ from our selection criteria. In addition, during the term of the agreement, subject to our fiduciary and other legal duties, we are generally obligated in the first instance to consider Investment Portfolios advised by Legg Mason affiliates in seeking to make a substitution for an Investment Portfolio advised by a Legg Mason affiliate. The agreement was originally entered into on July 1, 2005 by MetLife and certain affiliates of Citigroup Inc. ("Citigroup") as part of MetLife's acquisition of The Travelers Insurance Company and The Travelers Life and Annuity Company from Citigroup. Legg Mason replaced the Citigroup affiliates as a party to the agreement when Citigroup sold its asset management business to Legg Mason.

If investment in the Investment Portfolios or a particular Investment Portfolio is no longer possible, in our judgment becomes inappropriate for the purposes of the Contract, or for any other reason in our sole discretion, we may substitute another Investment Portfolio or Investment Portfolios without your consent. The substituted Investment Portfolio(s) may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future Purchase Payments, or both. However, we will not make such substitution without any necessary approval of the Securities and Exchange Commission and applicable state insurance departments. Furthermore, we may close Investment Portfolios to allocations of Purchase Payments or Contract Value, or both, at any time in our sole discretion.

ADMINISTRATIVE, MARKETING AND SUPPORT SERVICE FEES. As described above, an investment adviser (other than our affiliates MetLife Advisers, LLC and Met Investors Advisory LLC) or sub-adviser of an Investment Portfolio, or its affiliates, may compensate us and/or certain of our affiliates for administrative or other services relating to the Investment Portfolios. The amount of this compensation is not deducted from Fund assets and does not decrease the Fund's investment return. The amount of the compensation is based on a percentage of assets of the Investment Portfolio attributable to the Contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or sub-advisers (or other affiliates) may pay us more than others. These percentages currently range up to .50%. Additionally, an investment adviser or sub-adviser of an Investment Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Contracts and may pay the Company and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or sub-adviser (or their affiliate) with increased access to persons involved in the distribution of the Contracts.

We and/or certain of our affiliated insurance companies are joint members of our affiliated investment advisers MetLife Advisers, LLC and Met Investors Advisory LLC, which are organized as "limited liability companies." Our membership interests entitle us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the Investment Portfolios. We may benefit accordingly from assets allocated to the Investment Portfolios to the extent they result in profits to the advisers. (See "Fee Table -- Investment Portfolio Fees and Expenses" for information on the management fees paid by the Investment Portfolios and the Statement of Additional Information for information on the management fees paid by the advisers to the sub-advisers.)

Certain Investment Portfolios have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. The Distribution Plan is described in more detail in the Investment Portfolio's prospectus. (See "Fee Table -- Investment Portfolio Fees and Expenses" and "Other Information -- Distribution of Variable Annuity Contracts.") The payments are deducted from the assets of the Investment Portfolios and are paid to our distributor, MLI Distribution LLC. These payments decrease the Funds' investment return.

The agreement described above between MetLife and Legg Mason also obligates Legg Mason affiliates to continue on their current terms certain arrangements under which we receive payments in connection with our provision of administrative, marketing or other support services to the Investment Portfolios advised or sub-advised by Legg Mason affiliates.

EACH INVESTMENT PORTFOLIO HAS DIFFERENT INVESTMENT OBJECTIVES AND RISKS. THE INVESTMENT PORTFOLIO PROSPECTUSES CONTAIN MORE DETAILED INFORMATION ON EACH INVESTMENT PORTFOLIO'S INVESTMENT STRATEGY, INVESTMENT ADVISER AND FEES. YOU MAY OBTAIN AN INVESTMENT PORTFOLIO PROSPECTUS BY CALLING 1-800-497-4857 OR THROUGH YOUR REGISTERED REPRESENTATIVE. WE DO GUARANTEE THE INVESTMENT RESULTS OF THE INVESTMENT PORTFOLIOS.

There is no assurance that an Investment Portfolio will achieve its stated objective. The Investment Portfolios available under the contract are listed below.

YOU SHOULD READ THE PROSPECTUSES FOR THESE INVESTMENT PORTFOLIOS CAREFULLY BEFORE INVESTING.

The current Investment Portfolios are listed below, along with their investment advisers and any subadviser:

                                                              INVESTMENT                                  INVESTMENT
         INVESTMENT PORTFOLIO                                 OBJECTIVE                               ADVISER/SUBADVISER
----------------------------------------     --------------------------------------------    --------------------------------------
AIM VARIABLE INSURANCE FUNDS
   AIM V.I. Capital Appreciation Fund        The Fund's investment objective is growth
    -- Series I                              of capital.                                     A I M Advisors, Inc.
   AIM V.I. Core Equity Fund -- Series I     The Fund's investment objective is growth
                                             of capital.                                     A I M Advisors, Inc.
   AIM V.I. Government Securities            The Fund's investment objective is to
    Fund -- Series I                         achieve a high level of current income
                                             consistent with reasonable concern for
                                             safety of principal.                            A I M Advisors, Inc.
   AIM V.I. International Growth Fund        The Fund's investment objective is to
    -- Series I                              provide long-term growth of capital.            A I M Advisors, Inc.

LEGG MASON PARTNERS VARIABLE
 PORTFOLIOS II

   Legg Mason Partners Variable              Long-term appreciation of capital.              Smith Barney Fund Management LLC
   Appreciation Portfolio

LEGG MASON PARTNERS VARIABLE
 PORTFOLIOS III, INC.
   Legg Mason Partners Variable              Seeks long-term capital appreciation.           Smith Barney Fund Management LLC
   Aggressive Growth Portfolio

                                                                  INVESTMENT                                 INVESTMENT
            INVESTMENT PORTFOLIO                                  OBJECTIVE                              ADVISER/SUBADVISER
--------------------------------------------  ------------------------------------------------  ------------------------------------
LEGG MASON PARTNERS VARIABLE PORTFOLIOS V
   Legg Mason Partners Variable               Seeks long- term capital growth.                  Smith Barney Fund Management LLC
   Small Cap Growth Opportunities
   Portfolio

METROPOLITAN SERIES FUND, INC.
   BlackRock Money Market Portfolio           Seeks a high level of current income              MetLife Advisers, LLC
    -- Class A                                consistent with preservation of capital.          Subadviser: BlackRock Advisors, Inc.
                                                                                                MetLife Advisers, LLC
   MFS Total Return Portfolio -               Seeks a favorable total return through            Subadviser: Massachusetts Financial
   Class A                                    investment in a diversified portfolio.            Services Company
   Western Asset Management Strategic Bond    Seeks to maximize total return consistent with    MetLife Advisers, LLC
      Opportunites Portfolio -- Class A       preservation of capital.                          Subadviser: Western Asset Management
                                                                                                Company

MFS(R) VARIABLE INSURANCE TRUST(SM)
   MFS(R) Emerging Growth Series              Seeks long-term growth of capital.                Massachusetts Financial Services
                                                                                                Company
                                              Seeks to provide total return (high current
                                              income and long-term growth of                    Massachusetts Financial Services
   MFS(R) Research Bond Series                capital).                                         Company
   MFS(R) Research Series                     Seeks long-term growth of capital and future      Massachusetts Financial Services
                                              income.                                           Company

VARIABLE INSURANCE PRODUCTS FUND
   VIP Contrafund(R) Portfolio -- Initial                                                       Fidelity Management & Research
   Class                                      Seeks long-term capital appreciation.             Company
                                              Seeks reasonable income. The fund will
                                              also consider the potential for capital
                                              appreciation. The fund's goal is to
                                              achieve a yield which exceeds the
                                              composite yield on the securities
   VIP Equity-Income Portfolio -- Initial     comprising the Standard & Poor's 500SM            Fidelity Management & Research
   Class                                      Index (S&P 500(R)).                               Company
                                                                                                Fidelity Management & Research
   VIP Growth Portfolio -- Initial Class      Seeks to achieve capital appreciation.            Company
   VIP High Income Portfolio -- Initial       Seeks a high level of current income,             Fidelity Management & Research
   Class                                      while also considering growth of capital.         Company
                                              Seeks investment results that correspond          Fidelity Management & Research
                                              to the total return of common stocks              Company
   VIP Index 500 Portfolio -- Initial         publicly traded in the United States, as          Subadviser: Geode Capital
   Class                                      represented by the S&P 500.                       Management
                                                                                                Fidelity Management & Research
   VIP Overseas Portfolio -- Initial Class    Seeks long-term growth of capital.                Company


ADDITIONAL INFORMATION REGARDING INVESTMENT PORTFOLIOS

INVESTMENT PORTFOLIO NAME CHANGES

                        FORMER NAME                                                             NEW NAME
-----------------------------------------------------------------     -------------------------------------------------------------
GREENWICH STREET SERIES FUND                                          LEGG MASON PARTNERS VARIABLE PORTFOLIOS II
   Appreciation Portfolio                                                Legg Mason Partners Variable Appreciation Portfolio

TRAVELERS SERIES FUND, INC.                                           LEGG MASON PARTNERS VARIABLE PORTFOLIOS III, INC.
   Smith Barney Aggressive Growth Portfolio                              Legg Mason Partners Variable Aggressive Growth
                                                                         Portfolio

VARIABLE ANNUITY PORTFOLIOS                                           LEGG MASON PARTNERS VARIABLE PORTFOLIOS V
   Smith Barney Small Cap Growth Opportunities Portfolio                 Legg Mason Partners Variable Small Cap Growth
                                                                         Opportunities Portfolio

INVESTMENT PORTFOLIO MERGERS

                   FORMER INVESTMENT PORTFOLIO                                          NEW INVESTMENT PORTFOLIO
---------------------------------------------------------------     --------------------------------------------------------------
AIM VARIABLE INSURANCE FUNDS                                        AIM VARIABLE INSURANCE FUNDS
   AIM V.I. Growth Fund                                                AIM V.I. Capital Appreciation Fund
   AIM V.I. Premier Equity Fund                                        AIM V.I. Core Equity Fund

INVESTMENT PORTFOLIO SUBSTITUTIONS

                   FORMER INVESTMENT PORTFOLIO                                          NEW INVESTMENT PORTFOLIO
---------------------------------------------------------------     --------------------------------------------------------------
MFS(R) VARIABLE INSURANCE TRUST(SM)                                 METROPOLITAN SERIES FUND, INC.
   MFS(R) Money Market Series                                          BlackRock Money Market
                                                                       Western Asset Management Strategic Bond
   MFS(R) Strategic Income Series                                      Opportunities
   MFS(R) Total Return Series                                             Portfolio
                                                                       MFS Total Return Portfolio

The value of the Contract will increase or decrease depending upon the investment performance of the Investment Portfolio(s) in which the Subaccounts you chose are invested. For more information on the performance of Investment Portfolios under the Contract, see their prospectuses. Past performance is not a guarantee of future results.

                     INVESTMENT PORTFOLIOS FEES AND EXPENSES
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIO EXPENSES AS OF DECEMBER 31, 2005 (UNLESS OTHERWISE INDICATED):

The first table below shows the range (minimum and maximum) of the total annual operating expenses charged by all of the Investment Portfolios, before any voluntary or contractual fee waivers and/or expense reimbursements. The second table shows each Investment Portfolio's management fee, distribution and/or service fees (12b-1) if applicable, and other expenses. The Investment Portfolios provided this information and we have not independently verified it. More detail concerning each Investment Portfolio's fees and expenses is contained in the prospectus for each Investment Portfolio. Current prospectuses for the Investment Portfolios can be obtained by calling 1-800-497-4857.

MINIMUM AND MAXIMUM TOTAL ANNUAL INVESTMENT PORTFOLIO OPERATING EXPENSES

                                                               MINIMUM          MAXIMUM
                                                             ------------     -----------
TOTAL ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Investment Portfolio
assets, including management fees, distribution
and/or service fees (12b-1) fees, and other expenses)........   0.10%            1.12%

INVESTMENT PORTFOLIO FEES AND EXPENSES
(as a percentage of average daily net assets)

                                                               DISTRIBUTION                           CONTRACTUAL
                                                                  AND/OR                                  FEE           NET TOTAL
                                                                  SERVICE              TOTAL ANNUAL      WAIVER          ANNUAL
                                                   MANAGEMENT     (12b-1)      OTHER     OPERATING    AND/OR EXPENSE    OPERATING
INVESTMENT PORTFOLIO:                                  FEE         FEES      EXPENSES    EXPENSES     REIMBURSEMENT     EXPENSES**
----------------------------                       ----------  ------------  --------  ------------ ------------------ -----------
AIM VARIABLE INSURANCE FUNDS
   AIM V.I. Capital Appreciation Fund -- Series I.    0.61%         --         0.29%       0.90%           --           0.90%(1)
   AIM V.I. Core Equity Fund -- Series I..........    0.60%         --         0.27%       0.87%           --           0.87%(1),(2)
   AIM V.I. Government Securities Fund -- Series I    0.47%         --         0.41%       0.88%         0.04%          0.84%
   AIM V.I. International Growth Fund -- Series I.    0.73%         --         0.38%       1.11%           --           1.11%
LEGG MASON PARTNERS VARIABLE PORTFOLIOS II
   Legg Mason Partners Variable Appreciation
      Portfolio...................................    0.70%         --         0.02%       0.72%           --           0.72%

                                                                  DISTRIBUTION                           CONTRACTUAL
                                                                     AND/OR                                  FEE       NET TOTAL
                                                                     SERVICE              TOTAL ANNUAL      WAIVER       ANNUAL
                                                     MANAGEMENT      (12b-1)       OTHER    OPERATING   AND/OR EXPENSE  OPERATING
INVESTMENT PORTFOLIO:                                    FEE          FEES       EXPENSES   EXPENSES    REIMBURSEMENT  EXPENSES**
----------------------------                         -----------  -------------  -------- ------------ --------------- -----------
LEGG MASON PARTNERS VARIABLE PORTFOLIOS III, INC.
   Legg Mason Partners Variable Aggressive Growth
      Portfolio++.................................      0.75%          --          0.02%      0.77%           --        0.77%(3)
LEGG MASON PARTNERS VARIABLE PORTFOLIOS V
   Legg Mason Partners Variable Small Cap Growth
      Opportunities Portfolio.....................      0.75%          --          0.30%      1.05%           --        1.05%
METROPOLITAN SERIES FUND, Inc.
   BlackRock Money Market Portfolio -- Class A....      0.35%          --          0.07%      0.42%         0.01%       0.41%(4)
   MFS Total Return Portfolio -- Class A..........      0.57%          --          0.16%      0.73%           --        0.73%(5)
   Western Asset Management Strategic Bond
      Opportunities Portfolio -- Class A..........      0.65%          --          0.10%      0.75%           --        0.75%
MFS(R) VARIABLE INSURANCE TRUST(SM)
   MFS(R) Emerging Growth Series..................      0.75%          --          0.13%      0.88%           --        0.88%
   MFS(R) Research Bond Series....................      0.60%          --          0.52%      1.12%         0.42%       0.70%(6)
   MFS(R) Research Series.........................      0.75%          --          0.18%      0.93%           --        0.93%
VARIABLE INSURANCE PRODUCTS FUND
   VIP Contrafund(R) Portfolio -- Initial Class...      0.57%          --          0.09%      0.66%           --        0.66%
   VIP Equity-Income Portfolio -- Initial Class...      0.47%          --          0.09%      0.56%           --        0.56%
   VIP Growth Portfolio -- Initial Class..........      0.57%          --          0.10%      0.67%           --        0.67%
   VIP High Income Portfolio -- Initial Class.....      0.57%          --          0.13%      0.70%           --        0.70%
   VIP Index 500 Portfolio -- Initial Class.......      0.10%          --           --        0.10%           --        0.10%(7)
   VIP Overseas Portfolio -- Initial Class........      0.72%          --          0.17%      0.89%           --        0.89%

----------
** Net Total Annual Operating Expenses do not reflect (1) voluntary waivers of fees and expenses; (2) contractual waivers that are in effect for less than one year from the date of this Prospectus; or (3) expense reductions resulting from custodial fee credits or directed brokerage arrangements.

++ Fees and expenses for this Portfolio are based on the Portfolio's fiscal year ended October 31, 2005.

NOTES

(1) As a result of a reorganization of another Fund into the Fund, which will occur on or about May 1, 2006 for the Fund, the Fund's Total Annual Operating Expenses have been restated to reflect such reorganization.

(2) Effective upon the closing of the Reorganization which will occur on or about May 1, 2006, the advisor for the Fund has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses of Series I shares to 0.91% of average daily net assets excluding (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganizations as approved by the Fund's Board of Trustees; and
     (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. The expense limitation agreement is in effect through April 30, 2007.

(3) The management fee in the table has been restated to reflect a new management fee schedule which became effective on November 1, 2005.

(4) Our affiliate, MetLife Advisers, LLC and the Metropolitan Series Fund, Inc. have entered into an expense agreement under which MetLife Advisers, LLC will waive, through April 30, 2007, the management fees (other than brokerage costs, interest, taxes or extraordinary expenses) payable by the Portfolio, in the following amount: 0.005% on the first $500 million of assets and 0.015% on the next $500 million of assets.

(5) The management fee in the table has been restated to reflect a new management fee schedule that became effective on May 1, 2006.

(6) MFS has contractually agreed to bear the series' expenses such that "Other Expenses" do not exceed 0.20% annually for the Research Bond Series. This expense limitation arrangement excludes management fees, taxes, extraordinary expenses, brokerage and transaction costs and expenses associated with the series' investing activities. This contractual fee arrangement will continue until at least April 30, 2007 unless earlier terminated or revised with the consent of the Board of Trustees which oversees the series. MFS has also contractually agreed to waive its right to receive 0.10% of the management fee annually. This contractual agreement will continue until at least April 30, 2007 unless earlier terminated or modified with the consent of the Board of Trustees which oversees this series.

(7) Management fees for the fund have been reduced to 0.10%, and class expenses are limited to 0.10% (these limits do not apply to interest, taxes, brokerage commissions, security lending fees, or extraordinary expenses).

                                TRANSFER REQUESTS
--------------------------------------------------------------------------------

Transfer requests, like all other elections, requests and notices to us, must be in writing in a form acceptable to us unless you have provided us with valid authorization to accept such requests or notices by telephone. Any telephone authorization is valid until it is rescinded or modified in writing by you. We employ reasonable procedures to confirm that instructions given us by telephone are genuine. We may be liable for losses due to unauthorized or fraudulent instructions only if we fail to follow those reasonable procedures. The procedures we follow for telephone transfers include confirming the correct name, contract number and your social security number. We may modify or eliminate the transfer privileges at any time, for any class of Contracts, for any reason. In particular, we reserve the right to not honor transfers requested by a third party holding a power of attorney from an Owner where that third party requests simultaneous transfers on behalf of the Owners of two or more Contracts.

Frequent requests from Contract Owners to transfer Contract Value may dilute the value of an Investment Portfolio's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Investment Portfolio and the reflection of that change in the Investment Portfolio's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers may also increase brokerage and administrative costs of the Investment Portfolios and may disrupt management strategy, requiring an Investment Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Investment Portfolios, which may in turn adversely affect Contract Owners and other persons who may have an interest in the Contracts (e.g., annuitants and beneficiaries).

We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Investment Portfolios, i.e., the AIM V.I. International Growth Fund, the Legg Mason Partners Variable Small Cap Growth Opportunities Portfolio, the Western Asset Management Strategic Bond Opportunities Portfolio, the Fidelity VIP High Income Portfolio and the Fidelity VIP Overseas Portfolio (the "Monitored Portfolios"), and we monitor transfer activity in those Monitored Portfolios. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each of the Monitored Portfolios, in a three-month period there were two or more "round-trips" of a certain dollar amount or greater. A round-trip is defined as a transfer in followed by a transfer out within the next 10 calendar days, or a transfer out followed by a transfer in within the next 10 calendar days. In the case of a Contract that has been restricted previously, a single round-trip of a certain dollar amount or greater will trigger the transfer restrictions described below.

We do not believe that other Investment Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Investment Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer activity in certain Investment Portfolios, we rely on the Investment Portfolios to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, or other transfer activity that we believe may be harmful to other Owners or other persons who have an interest in the Contracts, we will exercise our contractual right to restrict your number of transfers to one every six months. In addition, we also reserve the right, but do not have the obligation, to further restrict the right to request transfers by any market timing firm or any other third party who has been authorized to initiate transfers on behalf of multiple Contract Owners. We may, among other things:

          - reject the transfer instructions of any agent acting under a power of attorney on behalf of more than one Owner, or

          - reject the transfer or exchange instructions of individual Owners who have executed pre-authorized transfer forms which are submitted by market timing firms or other third parties on behalf of more than one Owner.

Transfers made under a Dollar Cost Averaging Program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we evaluate trading patterns for market timing.

The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Investment Portfolios that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests in the Contracts. We do not accommodate market timing in any Investment Portfolio and there are no arrangements in place to permit any Contract Owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

The Investment Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares, and we reserve the right to enforce these policies and procedures. For example, Investment Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Investment Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Contract Owners and other persons with interests in the Contracts should be aware that we currently may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the Investment Portfolios. However, under rules recently adopted by the Securities and Exchange Commission, effective October 16, 2006 we will be required to (1) enter into a written agreement with each Investment Portfolio or its principal underwriter that will obligate us to provide to the Investment Portfolio promptly upon request certain information about the trading activity of individual Contract Owners, and (2) execute instructions from the Investment Portfolio to restrict or prohibit further purchases or transfers by specific Contract Owners who violate the frequent trading policies established by the Investment Portfolio.

In addition, Contract Owners and other persons with interests in the Contracts should be aware that some Investment Portfolios may receive "omnibus" purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Investment Portfolios in their ability to apply their frequent trading policies and



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procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Investment Portfolios (and thus Contract Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Investment Portfolios.

In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Investment Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single Contract Owner). You should read the Investment Portfolio prospectuses for more details.



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Book 26                                                              May 1, 2006